EXHIBIT 10.15

                          AMENDMENT AGREEMENT NO. 5 TO
                      AMENDED AND RESTATED REVOLVING CREDIT
                           AND REIMBURSEMENT AGREEMENT


         THIS AMENDMENT AGREEMENT is made and entered into as of this 12th day of September, 1997, by and among SUNGLASS HUT INTERNATIONAL, INC., a Florida corporation (herein called the "Borrower"), NATIONSBANK NATIONAL ASSOCIATION (the "Agent"), as Agent for the lenders (the "Lenders") party to the Amended and Restated Revolving Credit and Reimbursement Agreement dated December 14, 1995, as amended, among such Lenders, Borrower and the Agent (the "Agreement") and each of the Lenders party to the Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of up to $75,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, as a condition to the making of the revolving loans pursuant to the Agreement the Lenders have required that all Material Subsidiaries of the Borrower guaranty payment of all Obligations of the Borrower arising under the Agreement; and

         WHEREAS, the Borrower has requested that the Lenders further amend the Agreement and the Agent and the Lenders have agreed subject to the terms of this Amendment Agreement, to further amend the Agreement in the manner set forth herein;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

         1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. AMENDMENTS. Subject to the conditions hereof, the Agreement is hereby amended, effective as of July 31, 1997, as follows:

                  (a) The definition of "Consolidated EBIT" in Section 1.01 is amended by adding the following clause (v) thereto at the end of clause
         (iv):

                  "plus, (v) a $1,700,000 non-cash charge taken in the quarterly period ended July 31, 1997 representing a corporate restructuring charge"


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                  (b) The definition of "Consolidated EBITDA" in Section 1.01 is amended by adding the following clause (ix) thereto at the end of clause (viii):

                  "plus, (ix) a $1,700,000 non-cash charge taken in the quarterly period ended July 31, 1997 representing a corporate restructuring charge"

                  (c) The Definition of "Letter of Credit" in Section 1.01 is hereby amended by inserting the phrase "and commercial" following the word "standby" in the first line thereof.

                  (d) Section 2.13 is hereby amended in its entirety so that as amended it shall read as follows:

                           "2.13 USE OF PROCEEDS. The proceeds of the Loans made
                  pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower and its Subsidiaries (i) to finance Permitted Acquisitions, (ii) for other working capital and general corporate needs of the Borrower and its Subsidiaries and (iii) to acquire common stock of the Borrower in an aggregate amount not to exceed $15,000,000, provided that the Outstanding Credit Obligations do not exceed $30,000,000 (without giving effect to any such stock repurchase) and any such right to purchase such stock shall terminate on February 1, 1998."

                  (e) Section 8.01 is hereby amended by (x) deleting in section
         (i) the phrase "$94,000,000 at the Closing Date" and inserting in lieu thereof the phrase "$100,600,000 at July 31, 1997, (y) deleting the period at the end thereof and (z) inserting the following:

                  "minus, (iii) the amount paid by Borrower to purchase capital stock of the Borrower in an aggregate amount not to exceed $15,000,000, which capital stock is immediately retired and cancelled on the books of the Borrower."

                  (f) Section 8.03 is hereby amended in its entirety so that as amended it shall read as follows:

                           "8.03 CONSOLIDATED INTEREST COVERAGE RATIO. Permit at
                  any time during the periods set forth below the Consolidated Fixed Charge Ratio to be less than that set forth opposite the period:

                                    PERIOD                         RATIO
                                    ------                         -----

                           2nd Quarter 1997                     2.10 to 1.00
                           3rd Quarter 1997                     2.10 to 1.00
                           4th Quarter 1997 and

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                             thereafter                         2.50 to 1.00"

                  (g) Section 8.04 is hereby amended in its entirety so that as amended it shall read as follows:

                           "8.04 CONSOLIDATED FIXED CHARGE RATIO. Permit at any
                  time during the periods set forth below the Consolidated Fixed Charge Ratio to be less than that set forth opposite the period:

                                    PERIOD                         RATIO
                                    ------                         -----

                           2nd Quarter 1997                      .85 to 1.00
                           3rd Quarter 1997                      .85 to 1.00
                           4th Quarter 1997 and
                             thereafter                         1.10 to 1.00"

                  (h) Section 8.06 is hereby amended in its entirety so that as amended it shall read as follows:

                           "8.06 CONSOLIDATED LEVERAGE RATIO. Permit at any time
                  during the periods set forth below the Consolidated Leverage Ratio to be less than that set forth opposite the period:

                                    PERIOD                         RATIO
                                    ------                         -----

                           2nd Quarter 1997                     2.35 to 1.00
                           3rd Quarter 1997                     2.60 to 1.00
                           4th Quarter 1997 and
                             thereafter                         2.10 to 1.00"

                  (i) Section 8.05 is hereby amended in its entirety so that as amended it shall read as follows:

                           "8.05 DIVIDENDS AND DISTRIBUTIONS. Declare or pay
                  dividends (other than stock dividends) or make other stockholder distributions or redemptions or purchases of its capital stock, or make any distribution of cash or property (other than stock dividends and dividends and distributions paid by S corporations acquired by the Borrower or its Subsidiary to stockholders which are used to pay income taxes arising from operations of such S corporation) to its shareholders except (i) dividends in an aggregate amount in any Fiscal Year (on a non-cumulative basis, so that any amounts not distributed in one Fiscal Year may not be distributed in subsequent Fiscal Years) not to exceed ten percent (10%) of Consolidated Net Income so long as after giving effect to the payment of such dividend no Default or Event of Default exists hereunder and (ii) purchases prior

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                  to February 2, 1998 of common stock of the Borrower in an
                  aggregate amount of not to exceed $15,000,000, so long as the Outstanding Credit Obligations do not exceed $30,000,000 (without giving effect to any Advance used to purchase such stock)."

         3. Each Material Subsidiary of the Borrower has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the other amendments to the Agreement and the other Loan Documents effected hereby and
(ii) confirming its guarantee of payment of all the Obligations.

         4. REPRESENTATIONS AND WARRANTIES.  The Borrower hereby certifies that:

                  (a) The representations and warranties made by Borrower in
         Article VI of the Agreement are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 6.01(f) shall be those most recently furnished to each Lender pursuant to
         Section 7.01(a) and (b);

                  (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.01 thereof, other than changes in the ordinary course of business or as described in paragraph 2(b) of this Amendment Agreement, none of which has been a material adverse change;

                  (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.01 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS. As a condition to the effectiveness of this Amendment Agreement,

         (a) the Borrower shall deliver, or cause to be delivered to the Agent, the following:

                  (i) eight (8) counterparts of this Amendment Agreement duly executed by the Borrower and the Material Subsidiaries;

                  (ii) an amendment fee of 5 basis points times the Revolving Credit

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                  Commitment of each Lender executing this Amendment Agreement;
                  and

                  (iii) such other instruments and documents as the Agent may reasonably request.

          (b) pursuant to Section 2.08 of the Agreement, the Total Revolving Credit Commitment of the Borrower shall be permanently reduced by $15,000,000 so that after giving effect to such reduction the Total Revolving Credit Commitment does not exceed $60,000,000.

        6. OTHER DOCUMENTS. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower and the Material Subsidiaries to enter into the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower and the Material Subsidiaries relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         7. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         8. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                       BORROWER:

                                       SUNGLASS HUT INTERNATIONAL, INC.
WITNESS:

___________________________            By:
                                          -----------------------------------
                                       Name:    Larry G. Petersen
___________________________            Title:   Senior Vice President-Finance
                                                Chief Financial Officer and
                                                Treasurer










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


                                     GUARANTORS:

                                          SUNGLASS HUT CORPORATION
                                          SUNGLASS HUT TRADING CORPORATION
                                          SUNSATIONS SUNGLASS COMPANY
                                          SUNGLASS HUT REALTY CORPORATION
                                          SUNGLASS HUT OF FLORIDA, INC.
                                          SUNGLASS HUT ACQUISITION CORP.
                                          IHS DISTRIBUTION CORP.
                                          IHS PROCUREMENT CORP.
                                          SUNGLASS HUT EYE X COMPANY
                                          SHI SALES CORP.
                                          SUNGLASS HUT HOLDINGS OF FRANCE, INC.
                                          SUNGLASS HUT OF NORTHERN FRANCE, INC.
                                          SUNGLASS HUT OF SOUTHERN FRANCE, INC.



                                          BY:
                                             ----------------------------------
                                          Name:    Larry G. Petersen
                                          Title:   Vice President


                                          SUNGLASS HUT (U.K.) LIMITED
                                          SUNGLASS WORLD HOLDING PTY LIMITED
                                          SUNGLASS HUT OF FRANCE, S.A.



                                          BY:
                                             ----------------------------------
                                          Name:    Larry G. Petersen
                                          Title:   Director


                                          SUNGLASS HUT AUSTRALIA PTY LIMITED



                                          BY:
                                             ----------------------------------
                                          Name:    Larry G. Petersen
                                          Title:   Authorized Signatory




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


                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                          AS AGENT FOR THE LENDERS



                                          BY:
                                             ----------------------------------
                                          Name:    Andrew M. Airheart
                                          Title:   Senior Vice President


                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                          as Lender



                                          BY:
                                             ----------------------------------
                                          Name:    Andrew M. Airheart
                                          Title:   Senior Vice President













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                                                   ABN AMRO BANK N.V.



                                          BY:
                                             ----------------------------------
                                          Name:
                                          Title:




                                          BY:
                                             ----------------------------------
                                          Name:
                                          Title:


















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                                              THE BANK OF NOVA SCOTIA



                                          BY:
                                             ----------------------------------
                                          Name:
                                          Title:




















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



                                          CREDIT LYONNAIS NEW YORK BRANCH



                                          BY:
                                             ----------------------------------
                                          Name:
                                          Title:























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



                                          FIRST BANK (formerly known as
                                          UNITED STATES NATIONAL BANK OF OREGON)



                                          BY:
                                             ----------------------------------
                                          Name:
                                          Title:





















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



                                          LTCB TRUST COMPANY



                                          BY:
                                             ----------------------------------
                                          Name:
                                          Title:
























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